                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Gold and Precious Metals Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Gold and Precious Metals Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	-15.05%	67.14%	39.26%	20.80%	7.38%
Class B	-15.39%	65.75%	38.10%	19.81%	6.51%
Class C	-15.41%	65.72%	38.11%	19.83%	6.53%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	11.36%
London Bullion Market Association Gold Index++	.58%	15.37%	13.87%	6.27%	.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 16.51	$ 16.50	$ 16.48
10/31/03	$ 20.66	$ 20.55	$ 20.53
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ 1.25	$ 1.07	$ 1.08

Class A Lipper Rankings - Gold Oriented Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	46	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Gold and Precious Metals Fund - Class A [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$15,753	$25,452	$24,242	$19,206
	Average annual total return	57.53%	36.53%	19.38%	6.74%
Class B	Growth of $10,000	$16,275	$26,137	$24,586	$18,791
	Average annual total return	62.75%	37.75%	19.71%	6.51%
Class C	Growth of $10,000	$16,572	$26,346	$24,707	$18,831
	Average annual total return	65.72%	38.11%	19.83%	6.53%
S&P 500 Index+	Growth of $10,000	$12,288	$9,307	$8,920	$29,341
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%
London Bullion Market Association Gold Index++	Growth of $10,000	$11,537	$14,763	$13,555	$10,320
	Average annual total return	15.37%	13.87%	6.27%	.32%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to their inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder Gold and Precious Metals Fund during such periods and have assumed the expense structure during such period. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Gold and Precious Metals Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	-15.08%	67.32%	39.41%	21.01%	7.62%
Class AARP	-15.01%	67.40%	39.52%	21.11%	7.66%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	11.36%
London Bullion Market Association Gold Index++	.58%	15.37%	13.87%	6.27%	.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class S	Class AARP
Net Asset Value: 4/30/04	$ 16.47	$ 16.50
10/31/03	$ 20.65	$ 20.68
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ 1.29	$ 1.30

Class S Lipper Rankings - Gold Oriented Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	3	of	46	7
3-Year	4	of	36	11
5-Year	2	of	30	7
10-Year	1	of	18	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund - Class S [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$16,732	$27,097	$25,951	$20,845
	Average annual total return	67.32%	39.41%	21.01%	7.62%
Class AARP	Growth of $10,000	$16,740	$27,161	$26,053	$20,927
	Average annual total return	67.40%	39.52%	21.11%	7.66%
S&P 500 Index+	Growth of $10,000	$12,288	$9,307	$8,920	$29,341
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%
London Bullion Market Association Gold Index++	Growth of $10,000	$11,537	$14,763	$13,555	$10,320
	Average annual total return	15.37%	13.87%	6.27%	.32%

The growth of $10,000 is cumulative
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Portfolio Co-Managers Euan Leckie and Lawrence Grech are based in Sydney, Australia. Below, they discuss Scudder Gold and Precious Metals Fund's performance, market environment and strategy during the semiannual period ended April 30, 2004.

Q: How did Scudder Gold and Precious Metals Fund perform during its most recent semiannual period ended April 30, 2004?

A: For its most recent semiannual period, Scudder Gold and Precious Metals Fund declined -15.05%. (Returns are for the fund's Class A shares, unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for performance of other share classes and more complete performance information.) This compares with the 6.27% return of the fund's primary benchmark, the S&P 500 index, while the average return of the fund's peers, as represented by the Lipper Gold Oriented Funds category, was -14.59% for the six-month period.1 As is the case with many of its peers, the fund's portfolio contains several mid- and small-cap stocks and is concentrated in one sector. The fund declined more than its peers in a down market due to the fund's larger proportion of exploration stocks. The portfolio is positioned to outperform in a positive gold market.

1 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion. It is not possible to invest directly in an index or a Lipper category.

Q: Will you describe the environment for gold during the period?

A: During much of the six-month period, investors continued to focus on the "weak US dollar/strong gold price" relationship. Gold is denominated and primarily traded in US dollars. Some large investors - including speculators and hedge funds - will take a "short position" on the dollar, and purchase gold and other commodities.2 There were profitable transactions over many months, which tended to boost the price of gold bullion. There was a short interruption in this pattern last December, but the pattern soon resumed, and then it reversed itself suddenly in April 2004. The price of gold reached a peak of $432 on April 1. But when Federal Reserve Chairman Alan Greenspan hinted in early April that the Fed might begin to raise short-term interest rates sooner than investors had anticipated, the negative reaction from gold and precious metals investors was both swift and extreme. Many thought the US dollar would begin a rapid rise against other major currencies in anticipation of increasing interest rates, and many gold speculators and momentum players abruptly sold their positions. In the process, gold lost approximately 20% of its value in a short period. Strength in the US dollar usually means weakness in gold. An increase in US interest rates means the US dollar strengthens (unless other countries follow suit and raise rates at the same time). Historically, when the Fed is forced to take action and raise rates to head off inflation, investors will exit gold and buy up US-dollar-denominated investments with their potential for higher "real" returns.

2 A short sale is the sale of a security, commodity or currency borrowed by the seller. This is a technique used to take advantage of an anticipated decline in the price of a stock, a currency or a commodity. For example, an investor could borrow a quantity of dollars for delivery at the time of the short sale. If the seller can buy those dollars later at a lower price, a profit results. If instead the dollar rises in value, the seller will sustain a loss.

Q: How did gold stocks perform over the six-month period?

A: Gold stocks peaked in December when the price of gold reached a crest. Gold bullion subsequently rallied and went on to a new high in April, with stocks following but not to new highs. Gold and gold stocks had been moving together, but gold stocks appeared overvalued to many investors once these stocks reached their December highs. Among premier gold producers held by the fund, Harmony Gold Mining Co., Ltd. and Placer Dome Inc. declined significantly from December through April. On average, the leading gold stocks were off 20% to 25% by the end of April from their late-2003 highs. Within junior gold producers, the fund holds stocks that have gone against this trend, as well as stocks that have endured declines of more than 25%.

As often is the case following a downturn, investors now seem to be applying more critical judgment in evaluating gold stocks. Whereas stocks with growth expectations that were too optimistic have been hit hard, companies in which investors see underlying quality gold deposits, good management, and expectations of finding more gold and increasing production have outperformed the averages. One of the fund's holdings that exemplifies this point is Guinor Gold Corp. (now registered in Canada; formerly registered in Norway and known then as Kenor). The company has had a successful mining operation in West Africa, and it has been patiently drilling and increasingly finding more gold and is expected to significantly boost production. The company's stock price rose in April, which shows that fundamentally sound gold stocks can perform well even in a difficult environment.

Certainly, the sale of Ivanhoe Mines Ltd. shares was a significant event that contributed to performance. We had bought the Ivanhoe shares in 2002. In the second half of 2003, the company was reporting continued success in extending the high-grade copper-gold output at its Oyu Tolgoi project in Mongolia. As a result the share price kept rising and we started taking profits. The share price peaked in early November. We judged that the best of the copper-gold discovery was behind Ivanhoe, and the next step of mine development would take considerable time due to the large size of the project. On this basis, we viewed the stock as fully priced and we sold almost all our holding in the company. Successes, such as we experienced with Ivanhoe, while possible in the gold sector are not common and should not be relied upon by investors.

Another holding that has performed strongly for the fund is Cambior, Inc., a Canadian company with operations in Canada and South America. In 2003, Cambior acquired control of a company with a project in French Guiana, and it has just brought online a new mine next door in Surinam. The new mine in Surinam became operational on time and on budget and is performing well. As of the close of the period, Cambior represented 5.7% of fund assets based on market value.

Q: Which holdings detracted the most from performance during the semiannual period?

A: One detractor from fund performance was the Canadian firm Metallica Resources, Inc. Metallica owned the rights to a significant gold and silver deposit in Mexico that looked set for mining operations to proceed. But the company recently suffered a setback when a group of people wrested the land rights from Metallica in court. This setback caused the company's stock price to fall by half, which negatively affected the fund. Fortunately, Metallica represented only 1% of fund assets at the time of the court decision. In addition, Gabriel Resources Ltd. detracted from performance as the company struggled through a difficult government-approval process to develop a mine in Romania. We continue to believe in the quality of this project, with its low cost, long life and further exploration potential, and we remain confident that in time it will be approved and developed despite the fact that the delay means the company must raise more capital.

Q: How did you apportion the fund's quality sectors during the semiannual period?

A: Over the last three months, for defensive purposes, we gradually increased the fund's holdings in the highest-quality tier I and II companies and we reduced holdings in tier IV (for an explanation of the fund's quality sectors, or "tiers," see page 15). We continue to focus on stocks that we believe have the potential to be elevated in tier ranking. Guinor (mentioned above) and Crystallex International Corp. are two examples of fund holdings that we believe have the potential to move up substantially.

Q: What has been the fund's exposure to silver and base metals?

A: Earlier this year, we detected a bubble in the silver market when the metal rose as high as $8 per ounce and then subsequently dipped to under $6. At the time of silver's price rise, we looked at several potential purely silver investments and thought they were overvalued. That decision seemed to hurt us when silver stocks posted strong gains, but later in the period we were vindicated when these stocks declined sharply. Base metal credits (from mines with copper and zinc by-products) for a time rode the coattails of increasing gold and copper prices.3 The fund had some exposure to this area and took profits in companies with these credits, such as Wheaton River Minerals Ltd. and Northern Orion Resources, Inc. We will look to increase our holdings here should we see attractive value returning to such stocks.

3 Base metal credits apply to mines that produce copper and zinc along with gold. The sale of the base metals (copper or zinc) act as a "credit" toward the cost of producing gold. Therefore, such mines have a low cost of gold production after the base metal credits are applied.

Q: How do you assess the market for gold bullion and gold stocks at present?

A: The perception that the Fed has assumed a tightening bias appears to have created difficulties for financial assets and, to a lesser degree, for gold. However, the price of gold is now at a level where buyers are moving back in to support the price, stemming a further drop. We are also hearing the Fed say that interest rates can be increased in a measured way, suggesting that rates may not rise as sharply as many investors feared. Based on its statements over the past few months, we also believe that the Fed will continue to err on the side of permitting limited inflation in order to ensure that the United States doesn't descend into the grinding deflation that Japan suffered over the past decade. We see such an environment as neutral to positive for gold.

Rising interest rates are not the total picture. The United States' current account deficit needs financing, and the trade account is at a record negative level. If increased energy prices cause inflation to spike more than anticipated, that would be extremely bullish for gold. In addition, the war on terror is going to be a continuing theme this year; the US presidential election guarantees that. We think this terrorism concern is keeping oil prices higher than normal, and it may keep the gold price higher as a corollary. We're advocating that whatever investors do, they should keep in mind that it's very difficult to predict exactly where the markets are headed. That understanding should lead to a portfolio diversification choice of having some real assets - such as holdings with a basis in gold and precious metals. Risk levels in the markets are rising such that we believe investors should maintain and increase their holdings in the gold sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/04	10/31/03

Common Stocks	95%	92%
Cash Equivalents	5%	8%
	100%	100%

Quality Distributions	4/30/04	10/31/03

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	19%	15%
Tier II: Major established gold producers	30%	28%
Tier III: Junior gold producers with medium cost production	19%	26%
Tier IV: Companies with some gold production on stream or in startup	14%	16%
Tier V: Primarily exploration companies with or without mineral reserves	18%	15%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (40.3% of Portfolio)
1. Cambior, Inc.	5.7%
2. Placer Dome, Inc.	5.5%
3. Glamis Gold Ltd.	4.5%
4. Wheaton River Minerals Ltd.	3.9%
5. Harmony Gold Mining Co., Ltd.	3.6%
6. Bema Gold Corp.	3.6%
7. Compania de Minas Buenaventura SA	3.5%
8. Crystallex International Corp.	3.5%
9. Newmont Mining Corp.	3.3%
10. Aber Diamond Corp.	3.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks and Warrants 90.1%
Australia 7.9%
Adamus Resources Ltd.*	2,400,000	1,646,959
Apollo Gold Mining Ltd.* (b)	3,125,000	304,741
Aquarius Platinum Ltd.	800,000	3,785,115
Central Asia Gold Ltd.* (b)	4,250,000	1,841,993
Climax Mining Ltd.*	12,200,000	819,579
Giants Reef Mining Ltd. (Warrants)* (b)	15,000,000	21,670
Giants Reef Mining Ltd.* (b)	55,000,000	2,979,695
Highlands Pacific Ltd.*	6,250,000	1,602,715
Newcrest Mining Ltd.	1,350,000	11,116,970
Northern Orion Resources, Inc.*	1,200,000	2,641,688
Pan Palladium Ltd.*	3,250,000	1,267,725
Red 5 Ltd.* (b)	12,000,000	1,386,912
Red 5 Ltd. (Warrants)* (b)	3,000,000	57,427
Red Metal Ltd.*	1,970,000	284,606
Sino Gold Ltd.*	3,300,000	5,387,288
Tanami Gold NL*	5,500,000	695,262
Universal Resources Ltd.*	2,000,000	209,482
Universal Resources Ltd. (Warrants)*	1,000,000	36,117
(Cost $31,232,263)		36,085,944
Canada 68.7%
Aber Diamond Corp.*	525,000	14,507,964
African Minerals Co. (Warrants)* (g)	1,000,000	8,800,000
African Minerals Co. (Warrants)* (g)	750,000	6,000,000
Alamos Gold, Inc.*	500,000	703,430
Anooraq Resources Corp.* (b)	3,200,000	4,875,169
Anooraq Resources Corp. (Warrants) 144A* (b) (g)	500,000	113,241
Apollo Gold Corp.* (b)	1,650,000	2,513,759
Apollo Gold Corp. (Warrants) 144A* (b) (g)	375,000	129,870
Bema Gold Corp.*	5,500,000	14,152,422
Bema Gold Corp. (Warrants)*	1,565,500	2,282,319
Bolivar Gold Corp.* (b)	6,233,334	7,724,363
Bolivar Gold Corp. (Warrants)* (b)	1,066,667	874,732
Bolivar Gold Corp. (Warrants)* (b)	1,650,000	841,929
Brazilian Diamonds Ltd.*	1,650,000	689,632
Cambior, Inc.* (b)	9,195,000	25,134,854
Cambior, Inc. (Units)* (b)	922,500	1,035,573
Cardero Resource Corp.* (b)	225,000	91,355
Crystallex International Corp.* (b)	7,100,000	15,833,000
Crystallex International Corp. (Units)* (b)	450,000	248,400
Desert Sun Mining Corp.* (b)	4,100,000	3,646,171
Eldorado Gold Corp.*	750,000	1,880,672
FNX Mining Co., Inc.*	1,460,000	6,981,521
Gabriel Resources Ltd.*	3,070,000	5,549,878
Gammon Lakes Resources, Inc.* (b)	1,800,000	10,549,258
Gammon Lake Resources, Inc. (Warrants)* (b) (g)	150,000	816,310
Gateway Gold Corp.* (b)	1,050,000	1,867,551
Gateway Gold Corp. (Warrants)* (b)	350,000	306,105
Gateway Gold Corp. (Units)* (b) (g)	600,000	1,069,884
Glamis Gold Ltd.*	1,440,000	20,584,175
Great Basin Gold Ltd.* (b)	4,600,000	6,471,553
Guinor Gold Corp.* (b)	12,500,000	10,843,022
IAMGOLD Corp. (f)	2,550,000	12,342,457
Ivanhoe Mines Ltd. (Warrants)*	135,000	188,942
Kinross Gold Corp.*	1,400,000	7,755,950
Kirkland Lake Gold, Inc.* (b)	1,600,000	4,665,233
Metallic Ventures Gold, Inc.*	1,800,000	6,901,629
Metallica Resources, Inc.* (b)	3,353,700	4,400,379
Metallica Resources, Inc. (Warrants)* (b)	600,000	218,683
Minefinders Corp., Ltd.*	942,500	6,080,202
Nevsun Resources Ltd.*	2,200,000	6,350,549
Northern Lion Gold Corp.* (b)	1,200,000	1,478,296
Northern Lion Gold Corp. (Units) 144A* (b) (g)	350,000	179,152
Northern Orion Resources, Inc. (Warrants)*	1,055,000	1,330,430
Odyssey Resources Ltd* (b)	3,900,000	554,361
Odyssey Resources Ltd. (Warrants) 144A* (b) (g)	350,000	102
Orezone Resources, Inc. (Warrants) 144A* (g)	262,500	42,230
Orezone Resources, Inc.*	750,000	645,114
Orezone Resources, Inc. (Registered) (Units)*	525,000	401,830
PilaGold, Inc. (Registered)* (g)	400,000	141,298
Placer Dome, Inc.*	1,825,000	25,276,087
QGX Ltd.*	400,000	1,107,993
Queenstake Resources Ltd.* (b)	30,000,000	13,995,699
Radius Explorations Ltd.*	1,400,000	1,030,725
Radius Explorations Ltd. (Units)* (g)	800,000	614,469
Shore Gold, Inc. (Warrants)* (g)	1,176,500	1,534,077
SouthernEra Resources Ltd.*	2,100,000	6,337,428
SouthernEra Resources Ltd. (Units)*	200,000	101,323
Stornoway Diamond Corp.*	700,000	1,239,932
Stornoway Diamond Corp. (Units)*	250,000	141,779
Strongbow Resources, Inc.*	400,000	138,499
Strongbow Resources, Inc.*	1,600,000	536,502
Sun Devil Gold Corp.*	1,450,000	2,748,114
Sunridge Gold Corp.* (b)	1,500,000	1,672,923
Sunridge Gold Corp. (Units)* (b)	100,000	8,077
Wheaton River Minerals Ltd. (Warrants)*	300,000	299,595
Wheaton River Minerals Ltd.* (f)	6,350,000	16,247,039
Wheaton River Minerals Ltd. (Warrants)*	1,000,000	1,406,859
Wolfden Resources, Inc.* (b)	2,875,000	9,954,623
Wolfden Resources, Inc. (Units)* (b)	112,500	139,222
(Cost $320,793,361)		315,325,914
Ireland 2.5%
Celtic Resources 144A* (b) (Cost $4,894,126)	1,600,000	11,624,598
New Zealand 0.1%
Olympus Pacific Minerals, Inc.*	1,666,667	510,260
Olympus Pacific Minerals, Inc. (Warrants) 144A* (g)	833,333	38,938
(Cost $370,260)		549,198
Peru 3.5%
Compania de Minas Buenaventura SA (ADR) (Cost $18,655,903)	740,000	16,013,600
South Africa 3.6%
Harmony Gold Mining Co., Ltd. (ADR)* (f) (Cost $23,100,265)	1,500,000	16,560,000
United Kingdom 0.4%
Eureka Mining PLC*	470,000	1,061,616
Kalahari Diamonds Ltd.* (g)	322,580	458,980
Marakand Minerals Ltd.*	285,000	242,038
(Cost $1,690,583)		1,762,634
United States 3.4%
International Alliance Pacific Resources, Inc. (Warrants)* (g)	500,000	500,000
Newmont Mining Corp.	400,000	14,960,000
(Cost $16,749,434)		15,460,000
Total Common Stocks and Warrants (Cost $417,486,195)		413,381,888

Convertible Preferred Stocks 0.3%
Canada
Mexgold Resources, Inc.* (g) (Cost $911,335)	600,000	1,298,582

Cash Equivalents 4.4%
Scudder Cash Management QP Trust 1.08% (c) (Cost $20,276,910)	20,276,910	20,276,910

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional 1.08% (d) (e) (Cost $23,668,560)	23,668,560	23,668,560
Total Investment Portfolio - 100.0% (Cost $462,343,000) (a)		458,625,940

* Non-income producing security.
(a) The cost for federal income tax purposes was $489,461,276. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $30,835,336. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,456,729 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,292,065.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $22,308,868, which is 5.29% of net assets.
(g) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co.	September 2003	6,000,000	8,800,000	2.10
African Minerals Co.	November 2003	6,000,000	6,000,000	1.42
Anooraq Resources Corp.	December 2003	124,871	113,241	0.03
Apollo Gold Corp.	December 2002	251,171	129,870	0.03
Gammon Lake Resources, Inc.	February 2004	735,571	816,310	0.19
Gateway Gold Corp.	February 2004	1,259,638	1,069,884	0.25
International Alliance Pacific Resources, Inc.	October 2003	500,000	500,000	0.12
Kalahari Diamonds Ltd.	December 2002	514,790	458,980	0.11
Mexgold Resources, Inc.	February 2004	911,335	1,298,582	0.31
Northern Lion Gold Corp.	September 2003	191,264	179,152	0.04
Odyssey Resources Ltd.	November 2003	679	102	0.00
Olympus Pacific Minerals, Inc.	September 2003	29,335	38,938	0.01
Orezone Resources, Inc.	October 2003	38,071	42,230	0.01
PilaGold, Inc.	October 2003	274,390	141,298	0.03
Radius Explorations Ltd.	October 2003	914,634	614,469	0.14
Shore Gold, Inc.	February 2004	1,526,872	1,534,077	0.36
Total Restricted Securities			$ 21,737,133	5.15

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $297,713,082)	$ 282,838,844
Affiliated issuers (cost $120,684,448)	131,841,626
Investment in Daily Assets Fund Institutional (cost $23,668,560)*	23,668,560
Investment in Scudder Cash Management QP Trust (cost $20,276,910)	20,276,910
Total investments in securities, at value (cost $462,343,000)	458,625,940
Foreign currency, at value (cost $352)	353
Receivable for investments sold	2,890,501
Interest receivable	27,130
Receivable for Fund shares sold	1,394,207
Total assets	462,938,131
Liabilities
Payable for investments purchased	8,195,316
Payable upon return of securities loaned	23,668,560
Payable for Fund shares redeemed	8,840,676
Accrued management fee	411,457
Other accrued expenses and payables	234,699
Total liabilities	41,350,708
Net assets, at value	$ 421,587,423
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(34,738,116)
Net unrealized appreciation (depreciation) on: Investments	(3,717,060)
Foreign currency related transactions	(2,467)
Accumulated net realized gain (loss)	68,226,000
Paid-in capital	391,819,066
Net assets, at value	$ 421,587,423

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($104,701,884 / 6,341,090 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 16.51
Maximum offering price per share (100 / 94.25 of $16.51)	$ 17.52
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,957,472 / 1,512,369 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 16.50
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,481,903 / 3,791,826 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 16.48
Class AARP Net Asset Value, offering and redemption price per share ($27,216,607 /1,649,347 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 16.50
Class S Net Asset Value, offering and redemption price per share ($202,229,557 / 12,278,552 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 16.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,124)	$ 561,665
Interest - Scudder Cash Management QP Trust	146,459
Securities lending income	3,775
Total Income	711,899
Expenses: Management fee	2,633,203
Administrative fee	1,476,179
Distribution service fees	628,195
Services to shareholders*	59,533
Custodian and accounting fees*	36,090
Directors' fees and expenses	8,856
Auditing*	6,870
Legal*	1,950
Reports to shareholders*	2,790
Registration fees*	5,050
Total expenses, before expense reductions	4,858,716
Expense reductions	(422,400)
Total expenses, after expense reductions	4,436,316
Net investment income (loss)	(3,724,417)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	69,659,959
Investments - Affiliated issuers	13,621,317
Foreign currency related transactions	439,545
83,720,821
Net unrealized appreciation (depreciation) during the period on: Investments	(166,008,645)
Foreign currency related transactions	1,887
(166,006,758)
Net gain (loss) on investment transactions	(82,285,937)
Net increase (decrease) in net assets resulting from operations	$ (86,010,354)

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ (3,724,417)	$ (2,358,627)
Net realized gain (loss) on investment transactions	83,720,821	42,090,550
Net unrealized appreciation (depreciation) on investment transactions during the period	(166,006,758)	159,924,865
Net increase (decrease) in net assets resulting from operations	(86,010,354)	199,656,788
Distributions to shareholders from: Net investment income: Class A	(9,342,367)	(70,506)
Class B	(1,424,038)	-
Class C	(3,234,444)	-
Class AARP	(1,860,810)	(37,835)
Class S	(15,656,813)	(1,110,185)
Fund share transactions: Proceeds from shares sold	306,057,225	294,322,504
Reinvestment of distributions	26,446,212	1,119,248
Cost of shares redeemed	(264,131,488)	(155,997,235)
Net increase (decrease) in net assets from Fund share transactions	68,371,949	139,444,517
Increase (decrease) in net assets	(49,156,877)	337,882,779
Net assets at beginning of period	470,744,300	132,861,521
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $34,738,116 and $504,773, respectively)	$ 421,587,423	$ 470,744,300

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.66	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.14)	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	(2.76)	11.57	2.63	.00[d]
Total from investment operations	(2.90)	11.39	2.56	.02
Less distributions from: Net investment income	(1.25)	(.06)	(.06)	-
Net asset value, end of period	$ 16.51	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[e]	(15.05)**f	122.10[f]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	134	8.3
Ratio of expenses before expense reductions (%)	1.83*g	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.66*g	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(1.39)*	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	94*	80	163	113
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.55	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.22)	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	(2.76)	11.51	2.64	(.01)
Total from investment operations	(2.98)	11.24	2.50	.00
Less distributions from: Net investment income	(1.07)	-	-	-
Net asset value, end of period	$ 16.50	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[d]	(15.39)**e	120.73[e]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	5.3
Ratio of expenses before expense reductions (%)	2.65*f	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.44*f	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(2.17)*	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	94*	80	163	113
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.53	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	(.21)	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	(2.76)	11.53	2.64	(.01)
Total from investment operations	(2.97)	11.24	2.49	.00
Less distributions from: Net investment income	(1.08)	-	(.01)	-
Net asset value, end of period	$ 16.48	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[d]	(15.41)**e	120.99[e]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	40	2.1
Ratio of expenses before expense reductions (%)	2.60*f	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.36*f	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(2.09)*	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	94*	80	163	113
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.68	$ 9.34	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.13)	(.03)	.09	.00[d]
Net realized and unrealized gain (loss) on investment transactions	(2.76)	11.56	2.62	1.46	(.43)
Total from investment operations	(2.88)	11.43	2.59	1.55	(.43)
Less distributions from: Net investment income	(1.30)	(.09)	(.08)	(.02)	-
Net asset value, end of period	$ 16.50	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	(15.01)**e	122.72[e]	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	24	4	1.02
Ratio of expenses before expense reductions (%)	1.57*f	1.66	1.65	1.59	1.66*
Ratio of expenses after expense reductions (%)	1.44*f	1.63	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(1.17)*	(1.01)	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	94*	80	163	113	15
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 20.65	$ 9.34	$ 6.83	$ 5.31	$ 6.73	$ 6.37
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.12)	(.03)	.09	.02	.00[c]
Net realized and unrealized gain (loss) on investment transactions	(2.77)	11.52	2.62	1.45	(1.35)	.36
Total from investment operations	(2.89)	11.40	2.59	1.54	(1.33)	.36
Less distributions from: Net investment income	(1.29)	(.09)	(.08)	(.02)	-	-
In excess of net investment income	-	-	-	-	(.09)	-
Total distributions	(1.29)	(.09)	(.08)	(.02)	(.09)	-
Net asset value, end of period	$ 16.47	$ 20.65	$ 9.34	$ 6.83	$ 5.31	$ 6.73
Total Return (%)	(15.08)**d	122.39[d]	38.36	28.99	(20.08)	5.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	248	114	96	82	116
Ratio of expenses before expense reductions (%)	1.58*f	1.66	1.65	1.59	1.84[e]	2.01
Ratio of expenses after expense reductions (%)	1.45*f	1.64	1.65	1.59	1.81[e]	2.01
Ratio of net investment income (loss) (%)	(1.18)*	(1.02)	(.33)	1.40	.31	.05
Portfolio turnover rate (%)	94*	80	163	113	15	91
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005 per share.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $15,418,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($5,195,000) and October 31, 2007 ($10,223,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $287,382,787 and $231,306,371, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and director counsel fees and organizational and offering expenses). Furthermore, for the period October 1, 2003, through March 31, 2004, the Advisor has agreed to contractually waive all or a portion of its Administrative Fee on Class A, B and C shares of the Fund to the extent necessary to maintain the operating expenses at 1.47%, 1.48% and 1.41%, respectively, of daily net assets (excluding certain expenses such as extraordinary, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). Furthermore, for the period April 1, 2004 through April 30, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of Class B and C at 1.38% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

For the period November 1, 2003 to March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 431,452	$ 131,408
Class B	86,721	29,572
Class C	186,398	78,549
Class AARP	86,778	20,707
Class S	684,830	162,164
	$ 1,476,179	$ 422,400

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 107,036	$ 17,791
Class C	245,693	44,653
	$ 352,729	$ 62,444

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 162,900	$ 68,437.22%
Class B	34,129	5,845.24%
Class C	78,437	13,425.24%
	$ 275,466	$ 87,707

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2004
Class A	$ 18,060	$ 18,060
Class B	4,710	4,710
Class C	6,540	6,540
Class AARP	2,288	2,288
Class S	19,380	19,380
	$ 50,978	$ 50,978

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $12,720, all of which is unpaid at April 30, 2004.

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended April 30, 2004, aggregated $145,869 and $6,185, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $61,087 and $58,735, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2004, SDI received $6,256.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, there were no custody credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2004, with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/(Loss) ($)	Dividend Interest Income ($)	Value ($)
Adamus Resources Ltd.	2,400,000	419,372	15,709	85,846	-	NA *
Anooraq Resources Ltd.	3,200,000	1,459,019	249,880	1,291,169	-	4,875,169
Anooraq Resources Corp. (Warrants)	500,000	124,871	-	-	-	113,241
Apollo Gold Corp.	1,650,000	-	849,165	605,409	-	NA*
Apollo Gold Corp. (Warrants)	375,000	-	-	-	-	NA*
Apollo Gold Mining	3,125,000	384,725	-	-	-	304,741
Bolivar Gold Corp.	6,233,334	910,984	170,889	445,481	-	7,724,363
Bolivar Gold Corp. (Warrants)	1,066,667	-	-	-	-	874,732
Bolivar Gold Corp. (Warrants)	1,650,000	-	-	-	-	841,929
Cambior, Inc.	9,195,000	10,785,680	-	-	-	25,134,854
Cambior, Inc. (Units)	922,500	625,779	3,342,391	-	-	1,035,573
Cardero Resource Corp.	225,000	70,272	567,400	-	-	91,355
Celtic Resources	1,600,000	1,702,611	169,356	649,223	-	11,624,598
Central Asia Gold Ltd.	4,250,000	2,778,848	-	-	-	1,841,993
Crystallex International Corp.	7,100,000	8,466,221	4,331,620	1,890,149	-	15,833,000
Crystallex International Corp. (Units)	450,000	269,339	1,980,000	-	-	248,400
Desert Sun Mining Corp.	4,100,000	1,108,804	106,624	7,131	-	3,646,171
Gabriel Resources Ltd.	3,070,000	4,508,186	3,032,220	451,540	-	NA *
Gammon Lakes Resources Inc.	1,800,000	4,075,781	2,466,511	3,017,738	-	NA *
Gammon Lake Resources, Inc. (Warrants)	150,000	735,571	-	-	-	NA *
Gateway Gold Corp.	1,050,000	2,027,988	-	-	-	1,867,551
Gateway Gold Corp. (Warrants)	350,000	178,784	325,901	48,372	-	306,105
Gateway Gold Corp. (Warrants)	600,000	1,259,638	-	-	-	1,069,884
Giants Reef Mining Ltd.	55,000,000	-	-	-	-	2,979,695
Giants Reef Mining Ltd. (Warrants)	15,000,000	-	-	-	-	21,670
Great Basin Gold	4,600,000	1,857,298	304,917	535,764	-	6,471,553
Guinor Gold Corp.	12,500,000	6,817,378	-	-	-	10,843,022
Kenor ASA	-	-	6,817,378	-	-	NA *
Kirkland Lake Gold, Inc.	1,600,000	399,399	419,334	267,728	-	4,665,233
Metallica Resources, Inc.	3,353,700	7,127,222	1,248,976	396,850	-	NA*
Metallica Resources, Inc. (Warrants)	600,000	253,571	-	-	-	NA*
Nevsun Resources Ltd.	2,200,000	6,691,900	3,106,129	621,312	-	NA*
Northern Lion Gold Corp.	1,200,000	1,140,802	46,508	69,720	-	1,478,296
Northern Lion Gold Corp. (Units)	350,000	56,972	-	-	-	179,152
Odyssey Resources Ltd.	3,900,000	1,071,595	-	-	-	554,361
Odyssey Resources Ltd. (Warrants)	350,000	679	-	-	-	102
Queenstake Resources Ltd.	30,000,000	20,464,693	-	-	-	13,995,699
Red 5 Ltd.	12,000,000	343,555	-	-	-	1,386,912
Red 5 Ltd. (Warrants)	3,000,000	40,732	-	-	-	57,427
Sunridge Gold Corp.	1,500,000	1,835,572	257,441	499,408	-	1,672,923
Sunridge Gold Corp. (Units)	100,000	15,243	145,725	-	-	8,077
Wolfden Resources, Inc.	2,875,000	2,530,012	1,323,971	2,738,477	-	9,954,623
Wolfden Resources, Inc. (Units)	112,500	-	343,053	-	-	139,222
				13,621,317	-	131,841,626

* No longer an affiliate at April 30, 2004.

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

H. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,372,419	$ 133,718,941	8,736,323	$ 132,986,146
Class B	899,500	18,795,565	1,391,526	19,138,293
Class C	2,537,024	53,434,570	2,115,980	31,289,001
Class AARP	1,786,811	37,627,370	1,342,513	20,114,372
Class S	2,990,216	62,480,779	6,845,663	90,794,692
		$ 306,057,225		$ 294,322,504
Shares issued to shareholders in reinvestment of distributions
Class A	333,766	$ 6,618,578	5,069	$ 56,620
Class B	63,994	1,271,564	-	-
Class C	120,981	2,400,293	-	-
Class AARP	87,476	1,732,934	3,205	35,766
Class S	729,162	14,422,843	92,095	1,026,862
		$ 26,446,212		$ 1,119,248
Shares redeemed
Class A	(6,875,706)	$ (137,261,891)	(3,122,275)	$ (46,084,354)
Class B	(627,352)	(12,688,345)	(724,158)	(9,327,520)
Class C	(820,068)	(16,230,047)	(410,691)	(5,394,412)
Class AARP	(1,362,504)	(27,613,839)	(623,828)	(7,758,801)
Class S	(3,471,759)	(70,337,366)	(7,070,207)	(87,432,148)
		$ 264,131,488		$ (155,997,235)
Net increase (decrease)
Class A	(169,521)	$ 3,075,628	5,619,117	$ 86,958,412
Class B	336,142	7,378,784	667,368	9,810,773
Class C	1,837,937	39,604,816	1,705,289	25,894,589
Class AARP	511,783	11,746,465	721,890	12,391,337
Class S	247,619	6,566,256	(132,449)	4,389,406
		$ 68,371,949		$ 139,444,517

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SGDCX
CUSIP Number	810904-300	810904-409	810904-508
Fund Number	419	619	719

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	119	019

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Gold and Precious Metals Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------